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                                                                   Exhibit 23(b)

                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
First State Bancorporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                         KPMG Peat Marwick LLP


Albuquerque, New Mexico
December 12, 1996